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                                                                    Exhibit 10.4


                                 YOU BET!, INC.
                             1995 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

                 The name of this plan is the You Bet!, Inc. 1995 Stock Option Plan for Non-Employee Directors (the "Plan"). The purpose of the Plan is to enable You Bet!, Inc. (the "Company") to compensate non-employee members of the Board of Directors of the Company and to provide incentives to such members, which incentives are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

                 For purposes of the Plan, the following terms shall be defined as set forth below:

                 (a)  "Board" means the Board of Directors of the Company.

                 (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                 (c) "Committee" means the Non-Employee Directors Stock Option Plan Committee of the Board, or any other committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of directors who meet the qualifications referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the committee specified in the Plan shall be exercised by the Board.

                 (d) "Company" means You Bet!, Inc., a corporation organized under the laws of the State of Delaware, (or any successor corporation).

                 (e) "Fair Market Value" with respect to the Common Stock as of any date shall mean (i) in the event the Common Stock is listed on a national securities exchange, the closing price as reported for composite transactions on that date, or, if no sales occurred on that date, then the closing price on the next preceding date on which such sales of Common Stock occurred; (ii) in the event the Common Stock is not listed on a national securities exchange, the mean between the high bid and low asked prices reported for shares of Common Stock traded over-the-counter on that date, or, if no bid and asked prices were reported on that date, then the mean between the high bid and low asked prices on the next preceding date on which such prices were reported; or (iii) in the event there are no over-the-counter prices for the Common Stock and it is not listed on a national securities exchange, the fair market value as determined by the Committee in its discretion.
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                 (f)  "Nonqualified Stock Option" means any Stock Option that is not an "incentive stock option" within the meaning of Section 422A of the Code.

                 (g) "Stock" means the common stock, no par value, of the Company.

                 (h) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

SECTION 2.  ADMINISTRATION.

                 The Plan shall be administered by a Committee of not less than two persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board.

SECTION 3.  STOCK SUBJECT TO PLAN.

                 The total number of shares of Stock reserved and available for issuance under the Plan shall be 3% of the then outstanding shares of Stock.

                 In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, stock split or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in
(i) the aggregate number of shares reserved for issuance under the Plan and
(ii) the number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined by the Committee; provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

                 Each non-employee member of the Board shall receive Non-Qualified Stock Options in accordance with the provisions of Section 5.

SECTION 5.  STOCK OPTIONS.

                 Recipients of Stock Options shall enter into a stock option agreement with the Company, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

                 The Stock Options granted under the Plan are Non-Qualified Stock Options.

                 Stock Options granted under the Plan shall be subject to the following terms and conditions:

                 (a) Subject to shareholder approval of this Plan, and the effectiveness of a Registration Statement with respect thereto, each of __________ and __________, the non-

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Employee Directors of the Company at the inception of the Plan, will receive options in the following amounts and at the exercise price set forth below.

                 ______________                 10,000
                 ______________                 10,000


                 (b) On the first business day after (i) the 1996 annual stockholders' meeting of the Company, and on the first business day after each subsequent annual stockholders' meeting of the Company thereafter during the term of the Plan or (ii) if there shall be no annual meeting during a year, on January 30 of succeeding year, each non-employee member of the Board shall be granted a Non-Qualified Stock Option to purchase 5,000 shares of Stock. The option price per share of Stock purchasable under such Stock Options shall be 100% of the fair market value on the date of grant. Such options shall be exercisable immediately grant by payment in full of the purchase price in cash.

                 (c) Non-transferability of Options. No Stock Options shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

SECTION 6.  AMENDMENT AND TERMINATION.

                 The Board may not amend, alter, or discontinue the Plan without the approval of the stockholders.

SECTION 7.  GENERAL PROVISIONS.

                 (a) Each person purchasing shares pursuant to a Stock Option must represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares shall include such legends that are appropriate to reflect any restrictions on transfer.

                 All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and a legend or legends shall be put on any such certificates to make appropriate reference to such restrictions.

                 (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any member of the Board any right to continued membership on such Board.





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                 (c)  Each Participant shall, no later than the date as of
which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                 (d) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 8.  EFFECTIVE DATE OF PLAN.

                 The Plan shall be effective on the date it is adopted by the Board, subject to the approval by the Company's stockholders.

SECTION 9.  TERM OF PLAN.

                 No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.





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                                 YOU BET!, INC.

                             1995 STOCK OPTION PLAN

Section 1.       Purpose

                 The purpose of the Plan is to promote the interests of You Bet!, Inc. (the "Company") and its shareholders by providing a means for selected Employees and Consultants to acquire a proprietary interest in the Company, thereby strengthening the Company's ability to attract capable management personnel and providing an inducement for Key Employees to remain in the employ of the Company or its Subsidiaries and to perform at their maximum levels. It is intended that Options granted pursuant to this Plan may constitute Incentive Stock Options or Nonqualified Stock Options, as hereinafter set forth.

Section 2.       Definitions

                 Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth below:

                 (a)  "Board" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

                 (c) "Committee" shall mean the Stock Option Committee of the Board, appointed by the Board to administer the Plan and perform the functions set forth in Section 3 of this Plan.

                 (d) "Common Stock" shall mean the Company's Common Stock, no par value and any other stock or securities resulting from the adjustment thereof or substitution therefor as described in Section 14 of this Plan.

                 (e) "Company" shall mean You Bet!, Inc. a Delaware corporation.

                 (f)  "Fair Market Value" with respect to the Common Stock as of any date shall mean (i) in the event the Common Stock is listed on a national securities exchange, the closing price as reported for composite transactions on that date, or, if no sales occurred on that date, then the closing price on the
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         next preceding date on which such sales of Common Stock occurred; (ii)
         in the event the Common Stock is not listed on a national securities exchange, the mean between the high bid and low asked prices reported for shares of Common Stock traded over-the-counter on that date, or, if no bid and asked prices were reported on that date, then the mean between the high bid and low asked prices on the next preceding date on which such prices were reported; or (iii) in the event there are no over-the-counter prices for the Common Stock and it is not listed on a national securities exchange, the fair market value as determined by the Committee in its discretion.

                 (g) "Incentive Stock Option" shall mean an Option granted under the Plan and designated as such by the Committee which meets the requirements of Section 422 of the Code.

                 (h) "Key Employee" shall mean (i) a regular employee, whether or not a director, of the Company or a Subsidiary who is an officer or holds a managerial or other key position and/or (ii) a consultant, including a business or financial advisor, all as determined by the Committee, and who, in the judgment of the Committee, has demonstrated a capacity for making a substantial contribution to the success of the business of the Company or a Subsidiary. All employee members of the Board of Directors shall automatically be deemed Key Employees, other than Marshall and Fine.

                 (i) "Marshall" shall mean David Marshall, the President and Chief Executive Officer of the Company.

                 (j) "Fine" shall mean Russell Fine, the Executive Vice President of the Company.

                 (k) "Nonqualified Stock Option" shall mean an Option granted under the Plan other than an Incentive Stock Option.

                 (l) "Option" shall mean, unless otherwise specifically limited under any provision of this Plan, both an Incentive Stock Option and a Nonqualified Stock Option granted pursuant to this Plan.

                 (m) "Option Price" shall mean the price at which Common Stock may be purchased under an Option, as provided in Section 7(d) of this Plan.





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                 (n) "Optionee" shall mean a Key Employee granted an Option under the Plan.

                 (o) "Parent" shall mean any corporation which qualifies as a parent corporation of the Company within the meaning of Section 425(e) of the Code.

                 (p)  "Plan" shall mean the You Bet!, Inc. 1995 Stock Option
         Plan.

                 (q) "Stock Option Agreement" shall mean the written agreement between an Optionee and the Company evidencing the grant of an Option and setting forth the terms and conditions of the grant.

                 (r) "Subsidiary" shall mean any corporation which qualifies as a subsidiary corporation of the Company within the meaning of
         Section 425(f) of the Code.

                 (s) "Surrender Right" shall mean a right to surrender to the Company for cancellation all or a portion of an Option granted under the Plan and to receive in exchange therefor shares of the Company's Common Stock, as hereinafter provided in Section 9 of this Plan.

                 (t) "Ten Percent Shareholder" shall mean an Optionee who, at the time an Incentive Stock Option is to be granted to him, owns stock possessing more than ten percent (l0%) of the total combined voting power of all classes of stock of the Company or of its Parent (if any) or Subsidiaries (as such ownership is defined in Section 425(d) of the Code).

Section 3.       Administration of the Plan

                 (a) Committee. The Plan shall be administered by the Committee, which shall consist of at least two directors(1) of the Company appointed by the Board. The members of the Committee shall not be eligible to receive Options and shall be "disinterested persons" as defined in Rule 16b-3(d)(3) promulgated under the Securities Exchange Act of 1934, as amended (the "l934 Act"). The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to





         ____________________

         (1)   This will be David Marshall and Russell Fine.

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         remove members from the Committee or to add members thereto. Vacancies on the Committee shall be filled by action of the Board.

                 (b) Duties and Powers of the Committee. The Committee shall have the full power and authority, in it sole and absolute discretion, but subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority (i) to grant Options which have received any requisite approval of the Board and to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; (ii) to determine the employees to whom, and the time or times at which, Options shall be granted; (iii) to determine the number of shares of Common Stock to be covered by each Option; (iv) to determine which Options (if any) shall be accompanied by Surrender Rights; (v) determine the Option Price of Common Stock subject to an Option; (vi) to determine the duration of the exercise period of Options and the time or times at which Options may be exercised and the extent of exercisability of Options; (vii) to determine the terms and provisions of Stock Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan, including such terms and provisions as shall in the judgment of the Committee be necessary or advisable in order to conform to any applicable laws or regulations, as the same may be amended from time to time; and (viii) to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement in such manner and to the extent it shall determine in order to carry out the purposes of the Plan.

                 The committee shall have full power and authority to construe and interpret the Plan and the respective Stock Option Agreements and to establish, amend or rescind such rules, regulations and procedures as the Committee deems necessary or appropriate for the proper administration of the Plan.

                 The determinations of the Committee on the foregoing matters and any other matters arising in connection with the construction, administration, interpretation and effect of the Plan and of the Committee's rules and





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         regulations thereunder shall (except as otherwise specifically provided in the Plan) be final, binding and conclusive.

                 (c) Committee Meetings and Actions. The Committee may select one of its members as Chairman. The Committee shall hold its meetings at such times and places as it shall determine. All decisions and determinations of the Committee shall be made by not less than the affirmative vote of a majority of its members. Actions may be taken by the Committee at a duly convened meeting (including a meeting by telephone conference call) or by unanimous written consent.

Section 4.       Eligibility

                 Options under the Plan may be granted only to Key Employees of the Company and its Subsidiaries other than Messrs. David Marshall and Russell Fine. More than one Option may be granted to the same Optionee and be outstanding concurrently hereunder.

Section 5.       Shares Subject to the Plan

                 (a) Aggregate Number of Shares Available. Subject to the adjustments provided for in Section 14 of this Plan, the aggregate number of shares of Common Stock for which Options may be granted under the Plan shall be 12% of the shares of the Company's Common Stock then outstanding. Shares delivered by the Company pursuant to exercises of Options or Surrender Rights may be authorized but unissued shares of Common Stock, issued shares of Common Stock which have been reacquired by the Company, or a combination thereof, as the Board or the Committee shall from time to time determine.

                 (b) Effect of Expiration of Options. In the event that any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full or surrendered in full in connection with the exercise of a related Surrender Right, the shares of Common stock subject to but not issued under such Option shall again be available for the granting of Options under the Plan.

                 (c) Effect of Exercises. If all or any portion of an Option is exercised or is surrendered pursuant to the exercise of a Surrender Right, the shares





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         with respect to which such Option or such Surrender Right is exercised shall not thereafter be available for the granting of other Options under the Plan. Shares of Common Stock delivered by the Company upon the exercise of a Surrender Right shall not be charged against the number of shares of Common Stock available for the grant of Options.

Section 6.       Stock Option Agreements

                 Each Option shall be evidenced by a written Stock Option Agreement which shall be executed by the Company and the Optionee, containing such terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Committee to qualify them as incentive stock options under the Code.

Section 7.       Terms and Conditions of Options


                 Each Option granted under the Plan shall comply with and be subject to the following terms and conditions, as well as such other terms and conditions as may be determined by the Committee and specified in the related Stock Option Agreement:

                 (a) Number of Shares. The number of shares of Common Stock to which an Option relates shall be determined by the Committee and specified in the related Stock Option Agreement.

                 (b) Type of Option. Each Stock Option Agreement shall specify the type of Option granted and evidenced thereby, i.e., whether the Option is an Incentive Stock Option or a Nonqualified Stock Option.

                 (c) Date of Grant; Exercise Period. The date of grant of any Option shall be the date on which the Committee shall award the Option (or the earlier date, if applicable, that the Board specifically approves such grant) if an immediate grant of such Option is contemplated, or the date contemplated as the date of grant if the Committee imposes a condition on the granting of such Option. Options granted under the Plan shall be for such periods as may be determined by the Committee and set forth in the related Stock Option Agreements, subject to the provisions of Section 10 hereof regarding early





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         termination upon the occurrence of certain events and subject to the further provisions of this paragraph (c). The exercise period of an Incentive Stock Option shall not exceed ten (10) years from the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such period shall not exceed five (5) years from the date of grant.

                 Subject to the further provisions of this paragraph (c) regarding Incentive Stock Options, the Committee shall have authority to prescribe any Stock Option Agreement that the Option evidenced thereby may be exercised in full or in part as to any number of shares subject thereto at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe. The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other plans of the Company and its Parent (if any) and Subsidiaries) shall not exceed $100,000.

                 Except as otherwise provided in Section 10 of this Plan, an Option may not be exercised in whole or in part unless the Optionee is, at the time or such exercise, an employee of the Company or a Subsidiary.

                 (d) Option Price. The Option Price per share of the Common Stock subject to an Option granted under the Plan shall be determined by the Committee at the time the Option is granted, and shall be subject to the following conditions:

                          (i) Nonqualified Stock Option Price - The Option Price per share of Common Stock subject to a Nonqualified Stock Option may be less than the Fair Market Value per share of the Common Stock on the date of grant, but shall not be less than the par value per share of Common Stock.

                          (ii) Incentive Stock Options - The Option Price per share of Common Stock subject to an Incentive Stock Option shall not be less than the greater of (a) 100% of the Fair Market Value per share of the Common Stock on the date of grant, or (b) the par value per share of the Common Stock; provided, however, that in the case of an





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                 Incentive Stock Option granted to a Ten Percent Shareholder, the Option Price per share shall not be less than the greater of (x) 110% of the Fair Market Value per share of Common Stock on the date of grant, or (y) the par value per share of the Common Stock.


                 (e) Vesting Provisions. Unless otherwise specified by the Committee, all Nonqualified Options shall:

                          (i)  vest ratably over a four year period, and

                          (ii) require that shares of Common Stock received upon the exercise of options, which vest after the first year, regardless of whether such Options are registered with the Securities and Exchange Commission, be held by such holder for a period equal to the vesting date with respect to the second set of options; provided however, such shares may be pledged to a bank or held in a margin account by the Holder.

Section 8.       Method of Exercise: Payment of Option Price

                 (a) Method of Exercise. An Option may be exercised as to any or all full shares of Common Stock as to which the Option has become exercisable in accordance with the terms of the related Stock Option Agreement and the provisions of this Plan by delivering to the Company written notice of such exercise in the manner hereinafter specified in
         Section 19; provided, however, that an Option may not be exercised at any one time as to less than 1,000 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 1,000 shares). Such written notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price for such shares. The date of exercise of an Option or portion thereof shall be the date of receipt by the Company of such written notice as determined in accordance with the provisions of Section 19 of the Plan.

                 (b) Payment of Option Price. Payment for shares purchased upon exercise of an Option may be made





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
                          (i) in cash (including a certified check, bank draft or money order), or

                          (ii)  with the approval of the Committee, by
                 delivering to the Company shares of Common Stock already owned by the Optionee ("Previously Held Shares") having a Fair Market Value (determined as of the day preceding the date on which the option is exercised) equal to the cash Option Price of the shares of Common Stock as to which the Option is being exercised, or

                          (iii) with the approval of the Committee, by a combination of the methods described in (i) and (ii) above, or

                          (iv) with the approval of the Committee, by any other method or in any other form authorized by the Committee and reflected in the related Stock Option Agreement or in any written notice relative thereto as may be from time to time delivered by the Committee to the Optionee.



Section 9.       Surrender Rights

                 (a) Grant of Surrender Rights. The Committee shall have the authority to grant Surrender Rights to Optionees with respect to all or any portion of an Option (hereinafter a "Related Option"). If the Related Option is a Nonqualified Stock Option, a Surrender Right may be granted either at the time the Related Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Related Option. If the Related Option is an Incentive Stock Option, a Surrender Right may be granted only at the time the Related Option is granted. Surrender Rights shall be evidenced either by the Stock Option Agreement entered into in connection with the grant of the Related Option or by a separate agreement between the Company and an Optionee.

                 (b) Exercises of Surrender Rights. A Surrender Right shall entitle the Optionee to surrender to the Company for cancellation all or a portion of the Related Option and to receive in payment therefor that number of shares of Common Stock (rounded to the nearest whole number) having an aggregate





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
         Fair Market Value equal to the excess, if any, of that Fair Market Value of the shares of Common Stock subject to the Related Option or portion thereof surrendered over the aggregate Option Price of the shares of Common Stock subject to the Related Option or portion thereof surrendered. The Fair Market Value of the shares covered by the surrendered portion of a Related Option shall be determined as of the day preceding the date of the exercise of the Surrender Right, and any shares of Common Stock delivered by the Company in payment pursuant to this Section 9 shall be valued at their Fair Market Value on the day preceding the date of such exercise.

                 A Surrender Right shall be exercisable only at the same time or times and to the same extent and subject to the same conditions as the Related Option, except that the Committee may prescribe additional conditions and limitations on the exercise of a Surrender Right. In addition, in the case of a Surrender Right granted in respect of an Incentive Stock Option, such Surrender Right shall be exercisable only when the Fair Market Value per share of Common Stock exceeds the Option Price per share. A Surrender Right shall be exercisable only by delivering written notice to the Company of such exercise in the manner hereinafter specified in Section 19. The date of exercise of a Surrender Right or portion thereof shall be the date of receipt by the Company of such notice as determined in accordance with the provisions of Section 19 of the Plan.

                 (c) Effect of Exercise of Surrender Right or Related Option. Upon the exercise of a Surrender Right, the Related Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Surrender Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further Options pursuant to the Plan. Upon the exercise or termination of a Related Option, the Surrender Right with respect to such Related Option shall terminate to the extent of the shares of Common Stock with respect to which the Related Option was exercised or terminated.

Section 10.      Death, Disability or Other Termination of Employment


                 (a) Death. In the event an Optionee dies (i) while in the employ of the Company or a Subsidiary or (ii) within three (3) months of the





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         termination of such employment (other than termination for cause or voluntary termination without the consent of the Company or the Subsidiary, as the case may be), his Option may be exercised, solely to the extent that the Optionee was entitled to exercise the Option at the date of his death or, if earlier, the date of his termination, by the person or persons to whom Optionee's rights under the Option shall pass by will or the laws of descent and distribution, at any time or from time to time within one (l) year after the date of Optionee's death or prior to the expiration of the period for which the Option was granted, whichever is the shorter period.

                 (b) Disability. In the event an Optionee's employment by the Company or a Subsidiary is terminated because of the Optionee's permanent disability, the Optionee may exercise his Option, solely to the extent that he was entitled to do so at the date of termination of his employment, at any time or from time to time within one (l) year after the date of such termination of employment or prior to the expiration of the period for which the Option was granted, whichever is the shorter period.

                 (c) Other Termination of Employment. In the event the Optionee's employment by the Company or a Subsidiary is terminated other than by death or permanent disability as provided by paragraphs
         (a) and (b), respectively, of this Section 10 and other than for cause or by the voluntary action of the Optionee without the consent of the Company or Subsidiary employing the Optionee, the Optionee may exercise his Option, solely to the extent that he was entitled to do so at the date of termination of his employment, at any time or from time to time within ninety (90) days after the date of such termination of employment or prior to the expiration of the period for which the Option was granted, whichever is the shorter period. In the event the Optionee's employment by the Company or a Subsidiary is terminated for cause or by the voluntary action of the Optionee without the consent of the Company or Subsidiary employing the Optionee, his Option shall terminate at the date of termination of his employment. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for a later exercise after the employment relationship is concluded.

                 (d) Committee Discretion. Notwithstanding the provisions of paragraphs (a), (b) or (c) of this Section 10, the Committee, in its sole and absolute discretion, may establish different terms and conditions pertaining to





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         the effect of death, disability or other termination of employment to the extent permitted by applicable federal and state law.

                 (e) Failure to Exercise. To the extent an Option or any portion thereof is not exercised within the limited period provided in paragraphs (a), (b) Optionee who is an officer of the Company or is otherwise subject to Section 16 of the 1934 Act, the Committee may, in its absolute discretion at the time of the granting of an Option or Surrender Right or the exercise thereof, make such provisions as may be necessary to assure compliance with Rule 16b-3 under the 1934 Act.


Section 11.      Notices

         Whenever any notice is required or permitted to be given under the Plan or any Stock Option Agreement, such notice must be in writing and personally delivered or sent by courier or by mail. Any such notice shall be deemed effectively given or delivered upon personal delivery or twenty-four hours after delivery to a courier service which guarantees overnight delivery or five (5) days after deposit with the U.S. Post Office, by registered or certified mail, return receipt requested, postage prepaid, addressed to the person who is to receive such notice at the address which such person has theretofore specified by written notice delivered in accordance here with. The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, the Company and each Optionee shall specify as its or his address for receiving notices the address set forth in the Stock Option Agreement pertaining to the shares of Common Stock to which such notice relates.

Section 12.      Amendment, Suspension of Termination of the Plan


                 The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, that the Board or the Committee shall not, without the approval of the holders of a majority of the outstanding shares of the Company's stock entitled to vote thereon, effect any change to the Plan (other than through adjustment for changes in capitalization as herein before provided by Section 14) which would





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                          (i)  materially increase the aggregate number of
                 shares as to which Options may be granted under the Plan;

                          (ii) materially increase the benefits accruing to Optionee under the Plan;

                          (iii) materially modify the requirements as to eligibility for participation in the Plan.

Further, no such amendment, suspension or termination, other than adjustments for changes in capitalization as provided in Section 14 hereof, shall adversely affect or impair any outstanding Option without the written consent of the Optionee affected thereby.

Section 13.      Effective Date: Duration

                 (a) Effective Date. The Plan shall become effective upon the date of its adoption by the Board provided that, within twelve months after the date the Plan is adopted by the Board, the Plan is approved and adopted by the holders of a majority of the outstanding shares of stock of the Company entitled to vote thereon. If the Plan shall not be subsequently approved and adopted by the shareholders of the Company as specified herein, the Plan and all Options granted hereunder shall be null and void and any obligation pursuant to the subsequent exercise (or surrender pursuant to Section 9 hereof) of any Option previously granted shall not be binding upon the Company. To the extent an Optionee has ready purchased and paid for any shares received under the Plan, the Optionee may retain the ownership of said shares; however, the prior exercise of said Option shall not constitute the exercise of an Incentive Stock Option.

                 (b) Duration. Unless earlier terminated by the Board or the Committee pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its effective date as hereinbefore specified. No Options shall be granted under the Plan after such termination date.

Section 14.      Governing Law





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                 This Plan and all rights hereunder shall be construed and
interpreted in accordance with the laws of the State of California, to the extent not superseded by the laws of the United States.





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